SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 16, 2001

INKTOMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24339	94-3238130

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 East Third Avenue, Foster City, California 94404

(Address of principal executive offices)

650-653-2800

(Registrant’s telephone number, including area code)

Item 5. Other Events
SIGNATURES
Index of Exhibits
EXHIBIT 99.2

Item 5. Other Events

     The purpose of this Amendment No. 1 to our Current Report on Form 8-K, filed August 16, 2001, is to amend Exhibit 99.2 to that Form 8-K in its entirety. Such amendment includes Selected Financial Data for the fiscal years ended September 30, 1996 and 1997, which were omitted in our original filing.

Exhibit No.	Exhibit

23.1	Consent of Independent Accountants (previously filed)
99.1	Consolidated Financial Statements (previously filed)
99.2	Selected Consolidated Financial Data
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations (previously filed)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKTOMI CORPORATION

Dated: October 9, 2001	By:	/s/ Jerry M. Kennelly

Jerry M. Kennelly Executive Vice President and Chief Financial Officer

Index of Exhibits

Exhibit No.	Exhibit

23.1	Consent of Independent Accountants (previously filed)
99.1	Consolidated Financial Statements (previously filed)
99.2	Selected Consolidated Financial Data
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations (previously filed)